Supplement dated July 1, 2008

Statement of Additional Information dated May 1, 2008

Value Line Centurion Fund, Inc.
Value Line Strategic Asset Management Trust

Reorganization of Value Line, Inc.

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC(“EULAV”). As part of the reorganization, each fund’s investment advisory agreement was transferred from Value Line to EULAV, and EULAV replaced Value Line as each fund’s investment adviser.

The funds’ portfolio managers, all of whom are now employees of EULAV, have not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the funds were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreements (as such term is defined in the Investment Company Act of 1940).

All references in the funds’ statements of additional information describing “Value Line, Inc.” or the “Adviser” as the funds’ investment adviser are hereby changed to refer to EULAV.

Management of the Funds

On June 11, 2008, Jean B. Buttner resigned as a director and the president and a member of the valuation committee of the funds. On June 24, 2008, Thomas T. Sarkany was appointed a director and a member of the valuation committee of the funds. On June 5, 2008, David Henigson resigned as a vice president, secretary and the chief compliance officer of the funds. On June 12, 2008, Mitchell E. Appel was appointed the president of the funds, Howard A. Brecher was appointed a vice president and the secretary of the funds, and Michael Parker, an independent contractor, was appointed as the chief compliance officer of the funds.

The table under the caption “Management of the Fund” in each fund’s statement of additional information is revised by deleting references to Mrs. Buttner and Mr. Henigson and inserting the following information:

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Interested Director
Thomas T. Sarkany* Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line, Inc.	Director or Trustee of each of the Funds (14) within the Value Line Family of Mutual Funds
Officers
Mitchell E. Appel Age 37	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005.

Howard A. Brecher Age 54	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line, Inc.; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

* Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his positions with Value Line, Inc. and EULAV.

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For further information, please contact the funds at (800) 243-2729.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE